UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

IndyMac ABS, Inc.
(Exact name of registrant as specified in its charter)

Registrant’s telephone number, including area code, is (626) 535-5555.

Delaware	333-120706-03	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
99.1	Amendment No. 1, dated as of May 10, 2005, to the Pooling and Servicing Agreement, dated as of March 1, 2005, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDYMAC ABS, INC.

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

Dated: May 27, 2005

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
99.1	Amendment No. 1, dated as of May 10, 2005, to the Pooling and Servicing Agreement, dated as of March 1, 2005, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.

EXHIBIT 99.1